EXHIBIT 4.2

EXECUTION COPY

NEXSAN CORPORATION

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Dated as of  March 29, 2007

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of March 29, 2007, (the “Agreement”) among NEXSAN CORPORATION, a Delaware corporation (the “Corporation”), the PRIOR STOCKHOLDERS (as herein defined), the OTHER RIGHTS HOLDERS (as herein defined), the SERIES A INVESTORS  (as herein defined)  and SERIES C INVESTORS (as herein defined).

WHEREAS, the Corporation, certain Prior Stockholders and Series A Investors are a party to a Second Amended and Restated Registration Rights Agreement dated October 27, 2003, as amended by (i) Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement dated March 24, 2005, (ii) Amendment No. 2 to the Second Amended and Restated Registration Rights Agreement dated April       , 2005 and (iii) Amendment No. 3 to the Second Amended and Restated Registration Rights Agreement dated August     , 2005 (the “Second Amended and Restated Registration Rights Agreement”);

WHEREAS, contemporaneously herewith the Corporation is entering into a Series C Purchase Agreement (as herein defined) pursuant to which Fonds de solidarite des travailleurs du Quebec (F. T. Q.) has or will acquire shares of the Corporation’s Series C Preferred Stock;

WHEREAS, contemporaneously herewith, the Corporation is issuing the Corporation’s Series C Preferred Stock to certain bridge lenders in connection with their conversion of the 8% Convertible Subordinated Bridge Notes dated August 8, 2006 issued by the Company in the aggregate principal amount of $2 million;

WHEREAS, contemporaneously herewith, the Corporation is issuing the Corporation’s Series C Preferred Stock to certain lenders in connection with their conversion of the 8% Secured Convertible Promissory Notes dated January 27, 2006 issued by the Company in the aggregate principal amount of $2 million;

WHEREAS, the Corporation and the other parties hereto deem it to be in their respective best interests to amend and restate the Second Amendment and Registration Rights Agreement in connection with the issuance of the Corporation’s Series C Preferred Stock to the Series C Investors;

WHEREAS, Section 18 of the Second Amended and Restated Registration Rights Agreement provides that it may be amended pursuant to a writing signed by (i) the Corporation, (ii) Stockholders holding a majority of the Registrable Shares and (iii) the Series A Investors holding a majority of the Registrable Shares held by all Series A Investors then outstanding.

NOW, THEREFORE, in consideration of the promises and mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1.               Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Acquisition Stockholders” means those Persons who own Common Stock or securities of the Corporation convertible into or exchangeable for Common Stock which was acquired in connection with the acquisition by the Corporation of AESign Evertrust Inc., a company incorporated federally under the Canada Business Corporations Act.

“Board” means the Board of Directors of the Corporation.

“Business Day” means a day when banks are not required or permitted to close in the State of New York or in the Province of Québec, Canada.

“Canadian Securities Laws” includes the Québec Securities Act and any other similar legislation in any other province in which the Corporation is or becomes a reporting issuer.

“Commission” means (i) the United States Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or (ii) where applicable in this Agreement, the applicable securities commission or corresponding regulatory authority administering the relevant securities legislation under Canadian Securities Laws.

“Common Stock” means the common stock, $0.001 par value per share, of the Corporation.

“Demanding Investors” has the meaning ascribed to such term in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Initial Registration” means the Corporation’s initial public offering.

“Long-Form Registration” means any Registration that is not a Short-Form Registration.

“Other Rights Holders” means Comerica Bank and Orix Venture Finance LLC.

“Person” shall be construed broadly to include any individual, partnership, limited liability Corporation, corporation, affiliated group, trust or other legal entity.

“Preferred Registrable Shares” means the Series A Preferred Registrable Shares and the Series C Preferred Registrable Shares.

“Primary Shares” means at any time the authorized but unissued shares of Common Stock.

“Prior Common Registrable Shares” means any shares of Common Stock held by the Prior Stockholders (including shares of Common Stock issued or issuable on exercise of the warrants issued to and held by certain of the Prior Stockholders) not issued upon conversion of any series of preferred stock.  In addition, the shares of Common Stock issued or issuable upon exercise of the warrant issued to Orix Venture Finance LLC in connection with the Loan and Security Agreement dated August     , 2005 entered into between Orix Venture Finance LLC and the Corporation shall be deemed to be Prior Common Registrable Shares exclusively for purposes of Sections 3 and 4 of this Agreement.

“Prior Stockholders” means those holders of shares of Common Stock listed on Schedule I attached hereto, including without limitation the Acquisition Stockholders, and subject to Section 16 hereof, includes any successor to, or assignee or transferee of, any such person who or which agrees in writing to be treated as a Prior Stockholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

“Prospectus” means any of:

(a)                                  a “prospectus” as that term is used in the U.S. Securities Act;

(b)                                 a “registration statement” as that term is used in the U.S. Securities Act; and

(c)                                  a “preliminary prospectus” and a “prospectus” as those terms are used in the Québec Securities Act; and

including in each case all amendments, supplements and exhibits thereto.

“Québec Securities Act” means the Securities Act (Québec) as it may be amended from time to time and any successor legislation.

“Registrable Shares” means the Series C Preferred Registrable Shares, the Series A Preferred Registrable Shares and the Prior Common Registrable Shares, as applicable.

“Registration” means a registered offering in the United States and does not include a registration under the Securities Act made solely in respect of a merger, acquisition or employee benefits plan or the qualification of a distribution of shares of Common Stock to the public by way of a Prospectus under securities legislation in any applicable jurisdiction in Canada, and “Register” has the corresponding meaning.

“Registration Expenses” means all expenses incurred by the Corporation in complying with Section 2, Section 3, Section 4 and Section 6 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Corporation and independent public accountants or chartered accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with state securities laws and Canadian Securities Laws, stock exchange listing fees, fees of the National Association of Securities Dealers, Inc. and any successor institution, transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one legal counsel for the sellers of Registrable Shares but excluding any Selling Expenses.

“Restricted Shares” means shares of Common Stock held by any Stockholder and any other securities which by their terms are exercisable or exchangeable for or convertible into shares of Common Stock or other securities which are so exercisable, exchangeable or convertible and any securities received in respect thereof, which are held by such Stockholder.  As to any particular Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed pursuant to Rule 144 (including, without limitation, Rule 144(k)) within any consecutive three month period without volume or manner of sale limitations, or (iii) they shall have ceased to be outstanding.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto.

“Second Amended and Restated Registration Rights Agreement” has the meaning ascribed to such term in the introductory paragraphs of this Agreement

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Shares.

“Series A Investors “ means the holders of the Corporation’s Series A Preferred Stock (including shares of Common Stock issuable upon the conversion thereof) listed on Schedule II attached hereto, and subject to Section 16 hereof, includes any successor to, or assignee or transferee of, any such person who or which agrees in writing to be treated as a Series A Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

“Series A Preferred Registrable Shares” means the Restricted Shares issued or issuable upon conversion of shares of Series A Preferred Stock.  In addition, the Series A Preferred Stock issued or issuable upon exercise of the warrant issued by the Corporation to Comerica Bank in connection with the First Amendment to Loan and Security Agreement dated April 22, 2005 between the Corporation and Comerica Bank shall be deemed to be Series A Preferred Registrable Shares exclusively for purposes of Section 3 of this Agreement.

“Series A Preferred Stock” means the Corporation’s Series A Convertible Preferred Stock, $0.001 par value per share.

“Series A Purchase Agreement” means the Series A Purchase Agreement, dated October 27, 2003, among the Corporation and the Series A Investors with respect to the purchase and sale of shares of the Corporation’s Series A Preferred Stock.

 “Series C Investors”  means the holders of the Corporation’s Series C Preferred Stock (including shares of Common Stock issuable upon conversion thereof) listed on Schedule III attached hereto, and subject to Section 16 hereof, includes any successor to, or assignee or transferee of, any such person who or which agrees in writing to be treated as a Series C Investor hereunder and to be bound by the terms and comply with all applicable provision hereof.

                                “Series C Preferred Registrable Shares” means the Restricted Shares issued or issuable upon conversion of shares of Series C Preferred Stock.

                                “Series C Preferred Stock” means the Corporation’s Series C Convertible Preferred Stock, $0.001 par value per share.

                                “Series C Purchase Agreement” means the Subscription Agreement, dated as of March 29, 2007, between the Corporation and le Fonds de solidarite des travailleurs du Quebec (F.T.Q.) with respect to the purchase and sale of shares of Series C Preferred Stock.

“Short-Form Registration” means a registration on Form S-3 under the Securities Act as may be amended or replaced from time to time.

“Stockholders” means  the Series C Investors, the Series A Investors, the Prior Stockholders and the Other Rights Holders.

Section 2.               Long-Form Demand Registration.

(a)                                  At any time following the earlier of three years from the date of the Closing (as such term is defined in the Series C Purchase Agreement) or six months after the Corporation’s Initial Registration if the holders of either more than 50% of the Series C Preferred Registrable Shares then outstanding, more than 50% of the Series A Preferred Registrable Shares then outstanding or more than 50% of the Prior Common Registrable Shares then outstanding (the “Demanding Investors”) shall in writing state that such holders desire to sell Registrable Shares in the public securities markets and request the Corporation to effect the Registration of such Registrable Shares, the Corporation will:

(i)                                     give notice of such requested Registration to Series C Investors, Series A Investors and Prior Stockholders who did not request Registration hereunder within 10 Business Days after the Corporation’s receipt of the notice from the Demanding Investors;

(ii)                                  subject to Section 2(a)(iii) below, the Corporation shall include in such Registration all Registrable Shares specified in a written request by such Stockholders and received by the Corporation within 10 Business Days after the written notice from the Corporation described in Section 2(a)(i) above is delivered by the Corporation.  Such written request may specify all or a part of a Stockholder’s Registrable Shares; and

(iii)                               use its best efforts to effect such Registration (including, without limitation, filing post-effective amendments, appropriate qualifications under, where applicable, the Securities Act, Canadian Securities Laws, blue sky laws and/or other United States securities laws, and appropriate compliance with the Securities Act) as soon as practicable, but in any event, subject to Section 2(c), file or cause to be filed a registration statement within ninety (90) days after the receipt of the initial written request by the Demanding Investors, and as would permit or facilitate the Registration of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any non-Demanding Investor joining in such demand Registration as are specified in a written request made in accordance with Section 2(a)(ii) above; provided, however, that if the managing underwriter, if any, advises the Corporation that the inclusion of all Registrable Shares and/or Primary Shares proposed to be included in such Registration would be materially detrimental to the successful marketing (including pricing) of the Registrable Shares proposed to be included in such Registration, then the number of Registrable Shares of the Demanding Investors and the non-Demanding Investors, if any, and Primary Shares proposed to be included in such Registration shall be included in the following order:

(A)                              first, the Preferred Registrable Shares requested to be included in such Registration (or, if necessary, such Preferred Registrable Shares pro rata among the holders thereof based on the number of Preferred Registrable Shares requested to be included in such Registration by each such holder);

(B)                                second, the Prior Common Registrable Shares (or, if necessary, such Prior Common Registrable Shares pro rata among the holders thereof based on the number of Prior Common Registrable Shares requested to be included in such Registration by each such holder); and

(C)                                third, any Primary Shares.

(b)                                 The Corporation shall not be obligated to use its best efforts to file and cause to become effective more than (i) two completed Long-Form Registrations pursuant to Section 2(a) for the holders of Preferred Registrable Shares and (ii) one Long-Form Registration for the holders of Prior Common Registrable Share; provided that (1) any Long-Form Registration in which the lead underwriter reduces the aggregate number of Preferred Registrable Shares to be included in such Registration by more than 25% or (2) any Long-Form Registration for the Series C Preferred Registrable Shares, Series A Preferred Registrable Shares and the Prior Common Registrable Shares that occurs after the delivery of a written notice by the Corporation under Section 2(c) shall not constitute one of the two Long-Form Registrations permitted for the holders of Preferred Registrable Shares or the one Long-Form Registration permitted for the holders of Prior Common Registrable Shares under Section 2(a).

(c)                                  The Corporation shall not be obligated to effect, or to take any action to effect, any such Registration pursuant to Section 2(a) if:

(i)                                     the Corporation shall furnish to the Stockholders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board, the effect of the Demand Registration would materially impede the ability of the Corporation to consummate a significant transaction or there exists at the time of the request specified in Section 2(a) material non-public information relating to the Corporation the disclosure of which would be seriously detrimental to the Corporation and that it is in the best interests of the Corporation to defer the filing of a registration statement in respect of the demand Registration until a date that is not more than 90 days from the date of receipt of the request specified in Section 2(a); provided however, that the Corporation shall not defer its obligation in this manner pursuant to this Section 2(c)(i) more than once in any 12 month period; or

(ii)                                  at the time of such request, the Corporation is engaged in a self-tender or exchange offer and the filing of a Prospectus would cause a violation of the Exchange Act or applicable Canadian Securities Laws; or

(iii)                               within 30 days of receipt of a written request that the Corporation effect a demand Registration pursuant to Section 2(a), the Corporation delivers a written notice to all holders of Registrable Shares of its intent to file a Prospectus for its Initial Registration within 90 days of the Corporation’s receipt of such written request; provided, however, that the Corporation shall not defer its obligation pursuant to this Section 2 (c) (iii) more than once in any 12 month period; or

(iv)                              such demand Registration will be completed within the 90 day period commencing on the date of any Registration in which the Stockholders were entitled (subject to underwriter cutbacks) to include Registrable Shares pursuant to this Agreement; or

(v)                                 such demand Registration will be completed within the 180 day period commencing on the date of the Corporation’s Initial Registration.

(d)                                 If the Demanding Investors so elect, the Registration of the Registrable Shares shall be in the form of an underwritten offering. The Stockholders (Demanding Investors and non-Demanding Investors) holding a majority of the Registrable Shares requested to be included in such Registration shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Corporation to act as the lead managing underwriter or underwriters in connection with such offering.

(e)                                  At any time before the registration statement covering Registrable Shares pursuant to Section 2(a) becomes effective, the holders of a majority of the Registrable Shares requested to be included in such Registration (Demanding Investors and non-Demanding Investors) may request the Corporation to withdraw or not to file the registration statement.  In that event, unless such request of withdrawal was caused by, or made (A) as a result of a delay pursuant to Section 2(c) above, (B) in response to, the material adverse effect of an event on the business, properties, condition, financial or otherwise, or operations of the Corporation not actually known (without imputing the knowledge of any other Person to such holders) by a majority of such holders at the time the initial written request of the Demanding Investors was made, or (C) in response to material information with respect to the Corporation not actually known (without imputing the knowledge of any other Person to such holders) by a majority of such holders at the time the initial written request of the Demanding Investors was made, which material information would make it inadvisable or difficult to effect such Registration, then the holders shall be deemed to have used one of their Long-Form Registrations permitted under Section 2(a) and the Corporation shall no longer be obligated to Register Registrable Shares pursuant to the exercise of such Long-Form Registration pursuant to Section 2(a) unless the holders of Registrable Shares reimburse the Corporation for the expenses incurred by the Corporation through the date of the Corporation’s receipt of such request to withdraw or not file the Prospectus.

Section 3.               Piggyback Registration.

(a)                                  If the Corporation proposes for any reason to Register Primary Shares under the Securities Act and/or the Canadian Securities Laws (including the Initial Registration), it shall give written notice to the Stockholders of its intention to so register such Primary Shares at least thirty (30) days before the initial filing of the registration statement and, upon the written request, delivered to the Corporation within twenty (20) days after delivery of any such notice by the Corporation, of the Stockholders to include in such Registration of Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such Registration and shall state that such Stockholders desire to sell such Registrable Shares in the public securities markets), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such Registration on the same terms and conditions as the securities otherwise being sold in such Registration; provided, however, that if the managing underwriter, if any, advises the Corporation that the inclusion of all Registrable Shares requested to be included in such Registration would be materially detrimental to the successful marketing (including pricing) of the Primary Shares proposed to be included in such Registration, then the number of Primary Shares and Registrable Shares proposed to be included in such Registration shall be included in the following order:

(i)                                     first, the Primary Shares; and

(ii)                                  second, the Preferred Registrable Shares and the Prior Common Registrable Shares requested to be included in such Registration  pro rata among the holders thereof based on the number of Registrable Shares requested to be included in such Registration by each such holder.

(b)                                 For the purposes of cutbacks pursuant to this Section 3, in no event shall the aggregate amount of the Registrable Shares held by the Series C Investors and Series A Investors included in the registration be reduced below 20% of the aggregate amount of securities included in such registration, except with respect to registration of securities in connection with the Corporation’s Initial Registration wherein the aggregate amount of Registrable Shares held by the Series C Investors and Series A Investors included in the registration may be reduced to zero.  In the event the Registrable Shares held by the Series C Investors and the Series A Investors is so limited to 20% as set forth in this Section 3(b), then no other Stockholder shall be allowed to sell any Registrable Shares in such registration.

Section 4.               Short-Form Demand Registration.

(a)                                  After such time as the Corporation has completed an Initial Registration, it shall use its best efforts to become eligible, and to thereafter remain eligible, to satisfy all of the requirements for use of a Short-Form Registration other than the reporting history requirement and the public float requirement. Anything contained in Section 2 to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of a Short-Form Registration, the  holders of the Series C Preferred Registrable Shares then outstanding, the holders of the Series A Preferred Registrable Shares then outstanding and the holders of Prior Common Registrable Shares then outstanding shall have the right to request in writing an unlimited number of Short-Form Registrations, which written request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof, (ii) state the intended method of disposition of such Registrable Shares and (iii) relate to Registrable Shares having an aggregate offering price of at least two million dollars ($2,000,000).  The Corporation shall not be obliged to effect more than two registrations in any 12-month period.  A request for a Short-Form Registration shall not count as a Long-Form Registration  initiated pursuant to Section 2(a).

(b)                                 If the Corporation shall receive a written request that the Corporation effect any Registration pursuant to Section 4 (a) with respect to all or a part of the Registrable Shares, the Corporation will:

(i)                                     within ten Business Days of such receipt, give written notice of the proposed Registration to all the Stockholders; and

(ii)                                  use its best efforts to effect such Registration (including, without limitation, filing post-effective amendments and appropriate qualifications under the applicable securities laws of the United States and the Canadian Securities Laws) as soon as practicable, but in any event, subject to Section 2(c), file or cause to be filed a registration statement within ninety (90) days after the receipt by the Corporation of the written request to effect any such Registration, and as would permit or facilitate the Registration of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any Stockholder or Stockholders joining in such request as are specified in a written request received by the Corporation within 20 days after the written notice from the Corporation described in Section 4(b)(i) is delivered by the Corporation.  [Notwithstanding any other provision contained herein, if the managing underwriter, if any, determines in good faith that marketing factors require a limitation of the number of securities of the Corporation to be underwritten, no Registrable Shares will be so excluded unless the underwriter first excludes all other securities of the Corporation proposed to be included in such Registration (including securities for the account of the Corporation) and the underwriter shall then allocate the number of Registrable Shares in the following order:

(A)                              first, the Primary Shares; and

(B)                                second, the Preferred Registrable Shares and the Prior Common Registrable Shares requested to be included in such Registration pro rata among the holders thereof based on the number of Registrable Shares requested to be included in such Registration by each such holder.

Section 5.               Lock-Up Agreement.

In connection with the Initial Registration, each Stockholder agrees that he, she or it, shall, upon request of the managing underwriter, not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any shares of Common Stock (other than those shares of Common Stock included in such Registration) without the prior written consent of the managing underwriter, for a period (the “Lockup Period”) designated by the managing underwriter in writing to the Stockholders, which period shall not exceed 180 days after the effective date of the Prospectus, plus such period thereafter as may be necessary to comply with applicable National Association of Security Dealers, Inc. rules; provided, however, that each executive officer, director and holder of 1% or more of the Corporation’s outstanding capital stock must agree to a Lockup Period of at least the same duration.  The Corporation shall obtain the agreement of any person permitted to sell shares of stock in a Registration to be bound by and to comply with this Section 5 as if such person was a Stockholder hereunder.  Notwithstanding the foregoing, in the event any of the agreements or restrictions set forth above are waived or terminated with respect to any holder of securities of the Corporation, then the foregoing provisions shall be waived or terminated with respect to each Series C Investor, Series A Investor and Prior Stockholder to the same extent.

Section 6.               Preparation and Filing.

(a)                                  If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect a Registration of any Registrable Shares, the Corporation shall as expeditiously as practicable:

(i)                                     use its best efforts to prepare and file with the appropriate securities regulatory authorities a Prospectus and any other documents necessary, including amendments and supplements in respect of those documents, to permit the Registration and use its best efforts to keep such Registration effective for a period of 120 days or until the Stockholder or Stockholders have completed the Registration in compliance with all applicable securities laws, whichever first occurs;

(ii)                                  furnish, at least five Business Days before filing a Prospectus or any amendments or supplements relating to such Prospectus, to one counsel selected by the holders of Registrable Shares requesting such Registration (the “Stockholders’ Counsel”), copies of all such documents proposed to be filed (it being understood that such five Business-Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Stockholders’ Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

(iii)                               prepare and file with the Commission such amendments and supplements to such Prospectus used in connection therewith as may be necessary to keep such Prospectus effective until all of such Registrable Shares have been disposed of and to comply with the provisions of the Securities Act and/or Canadian Securities Laws with respect to the Registration of such Registrable Shares;

(iv)                              notify in writing the Stockholders’ Counsel (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such Prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(v)                                 use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Series C Investors and the Series A Investors  reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Series C Investors and the Series A Investors  to consummate the Registration in such jurisdictions of the Registrable Shares owned by the Series C Investors and the Series A Investors ; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 6(a)(v) or to provide any material undertaking or make any changes in its By-laws or Certificate of Incorporation which the Board determines to be contrary to the best interests of the Corporation or to modify any of its contractual relationships then existing;

(vi)                              furnish to the Stockholders such number of copies of a Prospectus, including preliminary Prospectus, and such other documents incident thereto, including any amendment or supplement to the Prospectus and such other documents as such Stockholders may reasonably request in order to facilitate the Registration of such Registrable Shares;

(vii)                           without limiting Section 6(a)(v) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Stockholders holding such Registrable Shares to consummate the disposition of such Registrable Shares;

(viii)                        notify each Stockholder holding Registrable Shares covered by a Prospectus on a timely basis at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act and/or Canadian Securities Laws of the occurrence of any material change or event as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, promptly file such amendments and supplements which may be required on account of such change or event and use its best efforts to cause such amendment and supplement to become effective;

(ix)                                subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the Stockholders holding such Registrable Shares, any underwriter participating in any Registration pursuant to such Prospectus and any attorney, accountant or other agent retained by the Series C Investors, Series A Investors  and/or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation’s officers, directors and employees to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with such Prospectus.  Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (a) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the Prospectus, (b) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (c) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their affiliates; the Series C Investors and Series A Investors agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation’s expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

(x)                                   use its best efforts to furnish, at the request of any Stockholder requesting Registration of Registrable Shares pursuant to this Section 6(a), on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a Registration pursuant to this Section 6, if such Registrable Shares are sold through underwriters, or if such Registrable Shares are not being sold through underwriters, on the date that the Prospectus with respect to such Registrable Shares becomes effective:

(A)                              a “cold comfort” letter from the independent certified public accountants of the Corporation in customary form and covering matters of the type customarily covered by cold comfort letters addressed to the underwriters, if any, and to the Stockholders requesting Registration of Registrable Shares; and

(B)                                an opinion or opinions from the counsel of the Corporation in form and substance as is customarily given to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting Registration of Registrable Shares.

(xi)                                provide a transfer agent and/or registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

(xii)                             issue to any underwriter to which the Stockholders holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

(xiii)                          list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the shares of Common Stock are not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the “NASD”), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

(xiv)                         otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its Stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Prospectus; and

(xv)                            subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the Registration of such Registrable Shares contemplated hereby.

(b)                                 Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 6(a) hereof, shall forthwith discontinue Registration of the Registrable Shares pursuant to the Prospectus covering such Registrable Shares until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(a) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Shares at the time of receipt of such notice.

Section 7.               Registration Expenses.

The Corporation will pay all Registration Expenses in connection with all Registrations under Section 2(a), Section 3 or Section 4, provided, however, that any of the expenses for any Registration or Prospectus requested by any Stockholder pursuant to this Agreement and subsequently withdrawn solely by the Stockholder, and not due to the exercise of the right of the Corporation pursuant to Section 2(c) hereunder, will be borne by the Stockholder (or if applicable, the Stockholders on a pro rata basis) unless the Stockholders holding at least a majority of the then outstanding Registrable Shares agree to forfeit their right to one Long-Form Registration pursuant to Section 2(b); provided, further that, if at the time of that withdrawal, the Stockholder has learned of a material adverse change in the condition or business of the Corporation from that known to the Stockholder at the time of its request for a Registration and has withdrawn such request with reasonable promptness following discovery by the Stockholder of that material adverse change, then such Stockholder will not be required to pay any of the Registration Expenses.  For greater certainty, a withdrawal by a Stockholder caused by a material adverse change in the condition, business or prospect of the Corporation in respect of a Long-Form Registration, shall not apply to reduce the number of remaining Long-Form Registrations permitted under Section 2 (b).  All Selling Expenses in connection with each Registration under Section 2(a), Section 3 or Section 4 will be borne by the participating Stockholders in proportion to the number of Registrable Shares sold by each Stockholder relative to the total number of Registrable Shares sold pursuant to the Registration. For greater certainty, the Corporation will pay as part of the Registration Expenses the fees and disbursements of one legal counsel chosen by the Stockholders participating in the Registration. The fees and disbursements of any other legal counsel retained individually by a Stockholder or a group of Stockholders shall be borne by such Stockholders, as the case may be.

Section 8.               Rule 144 Reporting.

With a view to making available to each Stockholder the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of the Corporation to the public without registration or pursuant to a Short-Form Registration, the Corporation agrees to :

(a)                                  make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the Corporation’s Initial Registration so long as the Corporation remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)                                 file with the Commission in a timely manner all other reports and documents required of the Corporation under the Exchange Act at any time after it has become subject to such reporting requirements; and

(c)                                  so long as a Stockholder owns any Registrable Shares, furnish to the Stockholder forthwith upon written request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the Corporation’s Initial Registration provided the Corporation has become subject to such reporting requirements), and of the Securities Act and the Exchange Act (at any time after the Corporation has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed or other information as such Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Stockholder to sell any such securities without registration.

Section 9.               Canadian Securities Law Requirements.

With a view to making available the benefits of certain rules and regulations of any Canadian Securities Laws that may at any time permit the sale of the Registrable Shares to the public without the filing of a Prospectus, the Corporation agrees to use its best efforts to:

(a)                                  once a public market exists in Canada for the shares of Common Stock, maintain a listing of the shares of Common Stock on each Canadian stock exchange or quotation system on which the shares of Common Stock were listed or quoted in connection with the Initial Registration or subsequent Registration;

(b)                                 file with the appropriate Canadian Securities Laws regulatory authorities in a timely manner all reports and other documents required of the Corporation under Canadian Securities Laws (at any time after the date that the Corporation becomes a reporting issuer under Canadian Securities Laws); and

(c)                                  subject to the terms of this Agreement, qualify the shares of Common Stock as freely tradeable under any Prospectus filed by the Corporation or through a prospectus exemption in accordance with applicable Canadian Securities Laws including in connection with the Initial Registration.

Section 10.             Indemnification.

(a)                                  The Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of such holders of Registrable Shares (including such holders’ directors, officers, employees, partners, members, shareholders, legal counsels and agents) and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act (the “Investor Indemnified Parties”), to the fullest extent permitted by law, from and against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Investor Indemnified Parties may be subject under any securities laws or otherwise, insofar as those losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Prospectus under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to the Registration of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or any violation by the Corporation of the Securities Act or state, any securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such Investor Indemnified Parties for any reasonable legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by the holders of Registrable Shares or their counsel or underwriter specifically for use inclusion therein; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus, such indemnity agreement shall not inure to the benefit of any Investor Indemnified Parties from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final Prospectus had been made available to such person and such Investor Indemnified Parties within a reasonable period of time prior to the sale, and such final Prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

(b)                                 In connection with any Registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 10(a)) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act (the “Corporation Indemnified Parties”) against any losses, claims, damages or liabilities (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, if such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by the holders of Registrable Shares or their counsel specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such Registration.

(c)                                  Promptly after receipt by an Investor Indemnified Party or a Corporation Indemnified Party, an “Indemnified Party” of notice of the commencement of any action involving a claim referred to in the Section 10(a) and Section 10(b), such Indemnified Party will, if a claim in respect thereof may be made against an indemnifying party, give written notice to the latter of the commencement of such action.  The failure of any Indemnified Party to notify an indemnifying party of any such action shall not (except to the extent such failure shall have an adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such Indemnified Party on account of this Section 10.  In case any such action is brought against an Indemnified Party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that if any Indemnified Party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such Indemnified Party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 10, the indemnifying party shall not have the right to assume the defense of such action on behalf of such Indemnified Party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such Indemnified Party and any person controlling such Indemnified Party for that portion of the fees and expenses of any counsel retained by the Indemnified Party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 10.  If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

(d)                                 If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amounts paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein; provided, however, that the maximum amount of liability in respect of indemnification under this paragraph shall be limited, in the case of each holder of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.  No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

Section 11.             Underwriting Agreement.

Notwithstanding the provisions of Section 5, Section 6, Section 7 and Section 10, to the extent that the Stockholders shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control.

Section 12.             Information by Holder.

The Stockholders shall furnish to the Corporation such written information regarding the Stockholders and the distribution proposed by any Stockholders as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 13.             No Conflict of Rights; Future Rights.

The Corporation shall not, after the date hereof, grant any Registration rights which are superior to, or that will conflict with, the rights granted to the Series A Investors or the Series C Investors hereunder without the consent of the holders of sixty six and two thirds percent (66 2/3%) of the Preferred Registrable Shares then outstanding.

Section 14.             Termination.

This Agreement shall terminate and be of no further force or effect on the first to occur of (i) five years after the date of Initial Registration; (ii) when there shall no longer be any Registrable Shares outstanding, or (iii) as to any Stockholder, when all of the Registrable Shares held by such Stockholder may be disposed of within any 90 day period under Rule 144 under the Securities Act.

Section 15.             Benefits of Agreement; Third Party Beneficiary.

This Agreement shall bind and inure to the benefit of the Corporation, the Stockholders and subject to Section 16, the respective successors and assigns of the Corporation and the Stockholders.  The managing underwriter(s) of the Initial Offering are intended third party beneficiaries of the agreements of the Corporation and the Stockholders contained in Section 5.

Section 16.             Assignment.

Each Stockholder may assign its rights hereunder to any purchaser or transferee of at least 75,000 Registrable Shares (appropriately adjusted for stock splits, stock dividends, combinations, reverse splits, reclassification or similar events); provided, however, that the transferor shall provide prior written notice thereof to the Corporation and such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Series A Investor, Series C Investor or a Prior Stockholder (as the case may be) whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of a Series A Investor, Series C Investor or a Prior Stockholder (as the case may be) herein and had originally been a party hereto.

Section 17.             Entire Agreement.

This Agreement, and the other writings referred to herein or delivered pursuant hereto, contain the entire agreement among the Stockholders and the Corporation with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

Section 18.             Notices.

All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy (provided that the receipt of successful facsimile transmission is received by the sender), nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

(a)                                  If to the Corporation:

Nexsan Corporation
21700 Oxnard Street
Suite 1850
Woodland Hills, CA 91367

Telephone: 818-715-9111
Facsimile:  818-936-0159
Attention:  Chief Executive Officer

(b)                                 with a copy to:

Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas
New York, New York 10020

Telephone: (212) 768-6700
Facsimile:  (212) 768-6800
Attention:  Denise Tormey, Esq.

(c)                                  if to the Stockholders, to their respective addresses set forth on Schedule I,  Schedule II, Schedule III or Schedule IV hereto.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy (provided that the receipt of successful facsimile transmission is received by the sender), on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next Business Day following such dispatch and (c) in the case of mailing, on the fifth Business Day after the posting thereof.

Section 19.             Modifications; Amendments; Waivers.

The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by (i) the Corporation, (ii) the holders of Prior Common Registrable Shares and the holders of Preferred Registrable Shares holding in the aggregate not less than a majority of the Registrable Shares then outstanding and (iii) the holders of Preferred Registrable Shares holding in the aggregate not less than sixty six and two thirds percent (66 2/3%) of the Preferred Registrable Shares then outstanding.  No waiver of any right granted to any party hereto shall be effective, or be deemed to be effective, against such party without such party’s express written consent.

Section 20.             Counterparts; Facsimile Signatures.

This Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 21.             Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 22.             Governing Law.

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.  In the event of any dispute arising out of or relating to this Agreement, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the New York branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.

Section 23.             [Intentionally Deleted]

Section 24.             Termination of the Second Amended and Restated Registration Agreement.

Upon the execution and delivery of this Agreement, the Second Amended and Restated Registration Agreement shall be deemed terminated in its entirety and cease to be of any force or effect.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Registration Rights Agreement on the date first written above.

NEXSAN CORPORATION

By:	/s/ Philip Black
Name: Philip Black
Title: President and CEO

[Series C Investors Signature Pages Follow]

SERIES C INVESTORS

LE FONDS DE SOLIDARITÉ DES TRAVAILLEURS DU QUÉBEC (F.T.Q.)

By:	/s/ Jacques Bernier
Name: Jacques Bernier
Title: Senior Vice President
Int. Tech. Telecon. And Ind. Innov.

[Series A Investors Signature Pages Follow]

SERIES A INVESTORS

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

[Additional Series A Investors Signature Pages Follow]

RRE VENTURES III, LLC

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

RRE VENTURES III, L.P.

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

RRE VENTURES III-A, L.P.

By:	/s/ Andrew Zalasin
Name: Andrew Zalasin
Title: General Partner

FIRST GEN-E-SERVICIOS DE CONSULTORIA SA
By: Gen-e Management Ltd.

By:	/s/ Domenico Grassi
Name: Domenico Grassi
Title:

[Prior Stockholders Signature Pages Follow]

PRIOR STOCKHOLDERS:

FOR INDIVIDUALS:

Martin Boddy
Print Name

/s/ Martin Boddy
Signature

James Molenda
Print Name

/s/ James Molenda
Signature

Giovanni Saladino
Print Name

/s/ Giovanni Saladino
Signature

Don A. Sanders
Print Name

/s/ Don A. Sanders
Signature

Katherine U. Sanders
Print Name

/s/ Katherine U. Sanders
Signature

Gary Watson
Print Name

/s/ Gary Watson
Signature

Don Weir & Julie Ellen Weir
Print Name

/s/ Don Weir & Julie Weir
Signature

FOR CORPORATIONS:

Ledgewood Properties, Inc. Profit Sharing Plan
Name of Company

Jeffrey B. Hanson, Trustee
Name of Officer of Company

/s/ Jeffrey B. Hanson
Signature of Officer

FOR PARTNERSHIPS:

Beechtree Capital LLC
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

CDLM Investments Ltd.
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

CDLM — Weiss Associates
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

DLG Investment Partnership
Name of Partnership

/s/ George Weiss
Signature of Authorized Partner

Sanders Opportunity Fund, LP
Name of Partnership

/s/ Don A. Sanders
Signature of Authorized Partner

Sanders Opportunity Fund (Inst), LP
Name of Partnership

/s/ Don A. Sanders
Signature of Authorized Partner

Weir Holdings LP
Name of Partnership

/s/ Donald Weir
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

AMENDMENT TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                This Amendment to Third Amended and Restated Registration Rights Agreement (the “Amendment”) is entered into, as of November 14, 2007, by and among Nexsan Corporation, a Delaware corporation (the “Corporation”), and the stockholders of the Corporation who are a party hereto.   Unless otherwise specifically defined herein, all capitalized terms used in this Amendment shall have the meaning ascribed thereto in the Registration Rights Agreement (as defined below).

                WHEREAS, the Company, the Prior Stockholders, the Other Rights Holders, the Series A Investors and Series C Investors are parties to a certain Third Amended and Restated Registration Rights Agreement, dated as of March 29, 2007 (the “Registration Rights Agreement”);

                WHEREAS, the parties hereto desire to amend the Registration Rights Agreement as provided herein to, among other things, clarify certain rights relating to the Acquisition  Stockholders; and

                WHEREAS, Section 19 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended pursuant to a writing signed by (i) the Corporation, (ii) the holders of Prior Common Registrable Shares and the holders of Preferred Registrable Shares holding in the aggregate not less than a majority of the Registrable Shares then outstanding and (iii) the holders of Preferred Registrable Shares holding in the aggregate not less than sixty six and two thirds percent (66 2/3%) of the Preferred Registrable Shares then outstanding.

                NOW, THEREFORE, in consideration of the foregoing premises and covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Amendments.  The Registrations Rights Agreement is hereby amended as follows:

                (A)  Under Section 1 (Definitions) of the Registration Rights Agreement, the defined term “Acquisition Stockholder” is hereby amended by deleting this definition in its entirety and inserting in lieu thereof the following:

“Acquisition Stockholders” means those Persons who own Common Stock or securities convertible into or exchangeable for Common Stock which were acquired in connection with the acquisition by the Corporation of AESign Evertrust Inc., a company incorporated federally under the Canada Business Corporations Act (now known as Nexsan Technologies Canada Inc.).

                (B)  Under Section 1 (Definitions) of the Registration Rights Agreement, the defined term “Prior Common Registrable Shares” shall be amended by inserting the following sentence at the end of this defined term:

“Shares of Common Stock issued or issuable upon redemption of the Exchangeable Shares issued by 6360319 Canada Inc. to Thomas F. Gosnell shall also be deemed to be Prior Common Registrable Shares.”

2.   Effective Date. This Amendment shall become effective without any further action on the date on which the Company shall have received counterparts hereof duly executed by necessary parties as required under Section 19 of the Registration Rights Agreement.

3.  Full Force and Effect.  The parties agree that all terms of the Registration Rights Agreement not otherwise amended hereunder shall remain in full force and effect.

4.  Counterparts.  This Amendment may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

5.  Governing Law.  This Amendment shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

[The remainder of this page intentionally left blank]

2

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Third Amended and Restated Registration Rights Agreement as of the date and year first above written.

NEXSAN CORPORATION

By:	/s/ Philip Black
Name:	Philip Black
Title:	President

3

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

BEECHTREE CAPITAL LLC

By:	/s/ George Weiss
Name: George Weiss
Title: Managing Member

1,656,279
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

284,647
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

CDLM-WEISS ASSOCIATES

By:	/s/ George Weiss
Name:	George Weiss
Title:

2,425,226
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

0
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

DLG INVESTMENT PARTNERSHIP

By:	/s/ George Weiss
Name:	George Weiss
Title:

674,443
Number of Shares of Common Stock

179,585
Number of Shares of Series A Preferred Stock

0
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

FIRST GEN-E — SERVICOS DE CONSULTORIA SA

By:	/s/ Domenico Grassi
Name:	Domenico Grassi
Title:	Manager

15,743,596
Number of Shares of Common Stock

7,196,889
Number of Shares of Series A Preferred Stock

2,491,064
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

RRE VENTURES FUND III, L.P.

By:	/s/ Andrew Zalasin
Name:	Andrew Zalasin
Title:	General Partner

0
Number of Shares of Common Stock

559,507
Number of Shares of Series A Preferred Stock

88,406
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

RRE VENTURES III, L.P.

By:	/s/ Andrew Zalasin
Name:	Andrew Zalasin
Title:	General Partner

0
Number of Shares of Common Stock

308,114
Number of Shares of Series A Preferred Stock

48,683
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

RRE VENTURES III-A, L.P.

By:	/s/ Andrew Zalasin
Name:	Andrew Zalasin
Title:	General Partner

0
Number of Shares of Common Stock

6,695,372
Number of Shares of Series A Preferred Stock

1,057,909
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
By:	VantagePoint Venture Associates IV, L.L.C.,
its general

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

0
Number of Shares of Common Stock

22,837,719
Number of Shares of Series A Preferred Stock

3,596,901
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.
By:	VantagePoint Venture Associates IV, L.L.C.,
its general

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

0
Number of Shares of Common Stock

83,193
Number of Shares of Series A Preferred Stock

13,103
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

VANTAGEPOINT VENTURE PARTNERS IV, L.P.
By:	VantagePoint Venture Associates IV, L.L.C.,
its general

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

0
Number of Shares of Common Stock

2,289,066
Number of Shares of Series A Preferred Stock

360,088
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

FONDS DE SOLIDARITÉ DES TRAVAILLEURS DU QUÉBEC (F.T.Q.)

By:	/s/ Jacques Bernier
Name:	Jacques Bernier
Title:	Senior Vice President Inf. Tech. Telecom. And Ind. Innnov.

0
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

15,000,000
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

/s/ Thomas F. Gosnell
THOMAS F. GOSNELL

0
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

1
Number of Shares of Series B Preferred Stock

0
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

/s/ Martin Boddy
MARTIN BODDY

4,354,503
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

0
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

LEDGEWOOD PROPERTIES, INC. PROFIT SHARING PLAN

By:	/s/ Jeffrey Hanson
Name:	Jeffrey Hanson
Title:	Trustee

827,439
Number of Shares of Common Stock

118,370
Number of Shares of Series A Preferred Stock

243,222
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

SANDERS OPPORTUNITY FUND, LP

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:

135,716
Number of Shares of Common Stock

148,367
Number of Shares of Series A Preferred Stock

116,195
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

SANDERS OPPORTUNITY FUND (INST), LP

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:

483,532
Number of Shares of Common Stock

427,925
Number of Shares of Series A Preferred Stock

370,995
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

/s/ Don A. Sanders
DON A. SANDERS

540,699
Number of Shares of Common Stock

516,197
Number of Shares of Series A Preferred Stock

487,190
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

/s/ Katherine U. Sanders
KATHERINE U. SANDERS

184,818
Number of Shares of Common Stock

89,792
Number of Shares of Series A Preferred Stock

243,595
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

DON WEIR & JULIE ELLEN WEIR JT TEN

/s/ Don Weir
Don Weir

/s/ Julie Ellen Weir
Julie Ellen Weir

178,571
Number of Shares of Common Stock

60,200
Number of Shares of Series A Preferred Stock

243,595
Number of Shares of Series C Preferred Stock

[Signature Page to Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

WEIR HOLDINGS LP

By:	/s/ Donald Weir
Name:
Title:

27,845
Number of Shares of Common Stock

131,897
Number of Shares of Series A Preferred Stock

0
Number of Shares of Series C Preferred Stock

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                This Second Amendment to Third Amended and Restated Registration Rights Agreement (the “Amendment”) is entered into, as of December 31, 2007 by and among Nexsan Corporation, a Delaware corporation (the “Corporation”), and the stockholders of the Corporation who are a party hereto.   Unless otherwise specifically defined herein, all capitalized terms used in this Amendment shall have the meaning ascribed thereto in the Registration Rights Agreement (as defined below).

                WHEREAS, the Corporation, the Prior Stockholders, the Other Rights Holders, the Series A Investors and Series C Investors are parties to a certain Third Amended and Restated Registration Rights Agreement, dated as of March 29, 2007, as amended by the Amendment to the Third Amended and Restated Registration Rights Agreement, dated November 14, 2007 (the “Registration Rights Agreement”);

                WHEREAS, the Corporation is planning an underwritten initial public offering of its Common Stock (the “Offering”) pursuant to a registration statement to be filed with the U.S. Securities and Exchange Commission;

                WHEREAS, in connection with the Offering, and as an inducement for the Corporation and the representatives of the investment banks that are underwriting the Offering to continue their efforts in connection with the Offering, the stockholders of the Corporation are requested to amend the Registration Rights Agreement as provided herein; and

                WHEREAS, Section 19 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended pursuant to a writing signed by (i) the Corporation, (ii) the holders of Prior Common Registrable Shares and the holders of Preferred Registrable Shares holding in the aggregate not less than a majority of the Registrable Shares then outstanding and (iii) the holders of Preferred Registrable Shares holding in the aggregate not less than sixty six and two thirds percent (66 2/3%) of the Preferred Registrable Shares then outstanding.

                NOW, THEREFORE, in consideration of the foregoing premises and covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Amendments.  The Registration Rights Agreement is hereby amended as follows:

                (A)  Section 3(a) of the Registration Rights Agreement is hereby amended by deleting this section in its entirety and inserting in lieu thereof the following:

(a)                                  If, at any time after the date on which the Corporation has consummated an Initial Registration, the Corporation proposes for any reason to Register Primary Shares under the Securities Act and/or the Canadian Securities Laws, it shall give written notice to the Stockholders of its intention to so Register such Primary Shares at least thirty (30) days before the initial filing of the registration statement and, upon the written request, delivered to the Corporation within twenty (20) days after delivery of any such notice by the Corporation, of the Stockholders to include in such Registration of Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such Registration and shall state that such Stockholders desire to sell such Registrable Shares in the public securities markets), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such Registration on the same terms and conditions as the securities otherwise being sold in such Registration; provided, however, that if the managing underwriter, if any, advises the Corporation that the inclusion of all Registrable Shares requested to be included in such Registration would be materially detrimental to the successful marketing (including pricing) of the Primary Shares proposed to be included in such Registration, then the number of Primary Shares and Registrable Shares proposed to be included in such Registration shall be included in the following order:

(i)            first, the Primary Shares; and

(ii)                                  second, the Preferred Registrable Shares and the Prior Common Registrable Shares requested to be included in such Registration  pro rata among the holders thereof based on the number of Registrable Shares requested to be included in such Registration by each such holder.

                (B) Section 3(b) of the Registration Rights Agreement is hereby amended by deleting this section in its entirety and inserting in lieu thereof the following:

(b)  For the purposes of cutbacks pursuant to this Section 3, in no event shall the aggregate amount of the Registrable Shares held by the Series C Investors and Series A Investors included in the Registration be reduced below 20% of the aggregate amount of securities included in such Registration.  In the event the Registrable Shares held by the Series C Investors and the Series A Investors is so limited to 20% as set forth in this Section 3(b), then no other Stockholder shall be allowed to sell any Registrable Shares in such Registration.

(C) Section 5 of the Registration Rights Agreement is hereby amended by adding the sentence set forth below to the end of Section 5:

Notwithstanding anything to the contrary stated in this Section 5, neither the Corporation or the underwriters shall be prohibited or restricted in any way from permitting certain shares of the Corporation held by one or more stockholders from being registered and sold in the Initial Registration, nor shall any of the obligations of any Series A Investor, Series C Investor or Prior Stockholder under this Section 5 be waived or terminated as a result of any shares held by one or more stockholders of the Corporation being registered and sold in the Initial Registration.

2

2.  Effective Date. This Amendment shall become effective without any further action on the date on which the Corporation shall have received counterparts hereof duly executed by necessary parties as required under Section 19 of the Registration Rights Agreement.

3.  Full Force and Effect.  The parties agree that all terms of the Registration Rights Agreement not otherwise amended hereunder shall remain in full force and effect.

4.  Counterparts.  This Amendment may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

5.  Governing Law.  This Amendment shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

[The remainder of this page intentionally left blank]

3

                IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Third Amended and Restated Registration Rights Agreement as of the date and year first above written.

NEXSAN CORPORATION

By:	/s/ Philip Black
Name:	Philip Black
Title:	CEO

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

BEECHTREE CAPITAL LLC

By:	/s/ G M Weiss
Name:	George Weiss
Title:	Managing Member

1,656,279
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

284,647
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

CDLM-WEISS ASSOCIATES

By:	/s/ G M Weiss
Name:	George Weiss
Title:

2,425,226
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

0
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

DLG INVESTMENT PARTNERSHIP

By:	/s/ G M Weiss
Name:	George Weiss
Title:

674,443
Number of Shares of Common Stock

179,585
Number of Shares of Series A Preferred Stock

0
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

FIRST GEN-E — SERVICOS DE CONSULTORIA SA

By:	/s/ Domenico Grassi
Name:	Domenico Grassi
Title:	Manager

15,743,596
Number of Shares of Common Stock

7,196,889
Number of Shares of Series A Preferred Stock

2,491,064
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

RRE VENTURES FUND III, L.P.

By:	/s/ Andrew Zalasin
Name:	Andrew Zalasin
Title:	General Partner

0
Number of Shares of Common Stock

559,507
Number of Shares of Series A Preferred Stock

88,406
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

RRE VENTURES III, L.P.

By:	/s/ Andrew Zalasin
Name:	Andrew Zalasin
Title:	General Partner

0
Number of Shares of Common Stock

308,114
Number of Shares of Series A Preferred Stock

48,683
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

RRE VENTURES III-A, L.P.

By:	/s/ Andrew Zalasin
Name:	Andrew Zalasin
Title:	General Partner

0
Number of Shares of Common Stock

6,695,372
Number of Shares of Series A Preferred Stock

1,057,909
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
By:	VantagePoint Venture Associates IV, L.L.C.,
its general

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

0
Number of Shares of Common Stock

22,837,719
Number of Shares of Series A Preferred Stock

3,596,901
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.
By:	VantagePoint Venture Associates IV, L.L.C.,
its general

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

0
Number of Shares of Common Stock

83,193
Number of Shares of Series A Preferred Stock

13,103
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

VANTAGEPOINT VENTURE PARTNERS IV, L.P.
By:	VantagePoint Venture Associates IV, L.L.C.,
its general

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

0
Number of Shares of Common Stock

2,289,066
Number of Shares of Series A Preferred Stock

360,088
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

FONDS DE SOLIDARITÉ DES TRAVAILLEURS DU QUÉBEC (F.T.Q.)

By:	/s/ Jacques Bernier
Name:	Jacques Bernier
Title:	SVP Information Technologies, Telecommunications and Industrial Innovations

0
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

15,000,000
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

/s/ Thomas F. Gosnell
THOMAS F. GOSNELL

0
Number of Shares of Common Stock

0
Number of Shares of Series A Preferred Stock

1
Number of Shares of Series B Preferred Stock

0
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

LEDGEWOOD PROPERTIES, INC. PROFIT SHARING PLAN

By:	/s/ Jeffrey B. Hanson, Trustee
Name:	Jeffrey Hanson
Title:	Trustee

827,439
Number of Shares of Common Stock

118,370
Number of Shares of Series A Preferred Stock

243,222
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

SANDERS OPPORTUNITY FUND, LP

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:

135,716
Number of Shares of Common Stock

148,367
Number of Shares of Series A Preferred Stock

116,195
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

SANDERS OPPORTUNITY FUND (INST), LP

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:

483,532
Number of Shares of Common Stock

427,925
Number of Shares of Series A Preferred Stock

370,995
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

/s/ Don A. Sanders
DON A. SANDERS

540,699
Number of Shares of Common Stock

516,197
Number of Shares of Series A Preferred Stock

487,190
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

/s/ Katherine U. Sanders
KATHERINE U. SANDERS

184,818
Number of Shares of Common Stock

89,792
Number of Shares of Series A Preferred Stock

243,595
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

WEIR HOLDINGS LP

By:	/s/ Don Weir
Name:	Don Weir
Title:	Trustee

27,845
Number of Shares of Common Stock

131,897
Number of Shares of Series A Preferred Stock

0
Number of Shares of Series C Preferred Stock

[Signature Page to Second Amendment to Third Amended and Restated Registration Rights Agreement]

Stockholder:

DON WEIR & JULIE ELLEN WEIR JT TEN

/s/ Don Weir
Don Weir

/s/ Julie Weir
Julie Ellen Weir

178,571
Number of Shares of Common Stock

60,200
Number of Shares of Series A Preferred Stock

243,595
Number of Shares of Series C Preferred Stock